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                           CURTICE BURNS FOODS, INC.
                         EXCESS BENEFIT RETIREMENT PLAN

                                                                      March 1994

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                              CURTICE BURNS FOODS
                         EXCESS BENEFIT RETIREMENT PLAN
                                    PREAMBLE

The principal objective of the Curtice Burns Foods Excess Benefit Retirement Plan is to ensure the payment of a competitive level of retirement income in order to attract, retain and motivate selected employees. The plan is designed to protect the benefit which certain employees would have accrued under the Curtice Burns Foods Master Salaried Retirement Plan except for changes in that plan's benefit accrual formula required in order to comply with requirements of the Internal Revenue Code of 1986 and for the limit on compensation as allowable under Section 401(a) (17) of the Internal Revenue Code. This plan was effective first on January 1, 1992. The restatement of the plan is effective March 24, 1994.

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                                      -1-

                                   SECTION I
                                  DEFINITIONS

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 1.1  'Basic Plan' means the Curtice Burns Foods Master Salaried Retirement Plan.
 1.2  'Committee'  means the Human Resources  Committee of the Board  of Directors of the  Company, which has been given authority by the Board of Directors to administer this Plan.
 1.3  'Company' means Curtice Burns Foods, Inc.
 1.4  'Participant' means an employee of the  Company having a benefit under  the Plan in accordance with  Section
      III herein, with the exception of participants in the Company's Supplemental Executive Retirement Plan.
 1.5  'Plan' means the Company's Excess Benefit Retirement Plan.
 1.6  'Straight  Life Annuity' means retirement income in the form  of monthly payments for life with no surviving spouse's benefit.
 1.7  'Surviving Spouse Annuity' means retirement income in the form of monthly payments for life, with 50% of the participant's benefit payable in monthly payments to the surviving spouse, as defined in the Basic Plan, for the rest of her life. Reductions, if any, to the participants monthly benefit payment under this option  are determined in accordance with Section 5.5(a), Normal Form of Payment, of the Basic Plan.
 1.8  'Termination' means the termination of a participant's employment with the Company.
 1.9  The  masculine gender, where appearing in  the Plan, will be deemed to  include the feminine gender, and the singular may include plural, unless the context clearly indicates the contrary.
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                                   SECTION II
                            ELIGIBILITY FOR BENEFITS

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 2.1  Each participant is eligible to receive a benefit under  this Plan effective as of the date the  participant is eligible to receive a benefit under the Basic Plan, in accordance with the terms of the Basic Plan as now in  effect or as hereafter amended.  Such date is referred to  herein as the participant's actual retirement date.
 2.2  Anything herein to the contrary notwithstanding,  if a participant who is  receiving, or may be entitled  to receive,  a benefit hereunder engages in competition with  the Company (without prior authorization given by the Committee in  writing) or is  discharged for  cause, or performs  acts of willful  malfeasance or  gross negligence  in a matter of material importance to the Company, payments thereafter payable hereunder to such participant
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                                      -2-

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      or such participant's  surviving spouse  will, at  the discretion  of the  Committee, be  forfeited and  the
      Company  will have  no further  obligation hereunder  to such  participant or  spouse. For  purposes of this
      Section 2.2, the term 'discharged for  cause' shall mean termination by the  Company as a result of (a)  the conviction  of the participant by  a court of competent  jurisdiction of a crime  which constitutes a felony under any state or federal law, (b) an act by the participant which in the opinion of the Board of Directors of the Company constitutes a theft of the  Company's property, or (c) the insubordination, gross  negligence or  willful misconduct of the participant (such finding having been initially made by the Board of Directors of the Company). 'Competition with the Company' shall  occur if, before or after termination of  employment, the  participant,  directly  or indirectly,  comes  to own,  manage,  operate,  control, be  employed  by or participate in the ownership, management, operation or control of, or be connected in any other manner with, any business which, in the judgment of the Board of Directors of the Company, is in substantial  competition with the Company (unless the participant has first obtained the Board's prior written consent).
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                                  SECTION III
                     AMOUNT AND FORM OF RETIREMENT BENEFIT

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 3.1  The  annual retirement benefit payable hereunder shall be determined using the formulas under the Basic Plan and shall equal the excess, if any, of
      (a) over (b).
        (a)The participant's retirement benefit determined using the benefit formulas and eligibility requirements in effect immediately prior to the adoption of the Fourth Amendment to the Basic Plan as annexed hereto as
        Exhibit A and compensation defined  as Basic Earnings excluding overtime  premium and bonuses received  by the  Company during the calendar year without regard  to the compensation limits under Sections 401(a)(17)
        of the Internal Revenue Code.
      (b) The participant's retirement benefit  determined under the greater of  the Final Average Pay Formula  or the  Career Average Benefit Formula in effect at the participant's actual retirement date, as defined in the
      Basic Plan.
      For purposes of  this section, the  retirement benefit shall  be expressed as  a Normal Form  of Payment  as defined  in the  Basic Plan,  determined on  the first  day of  the calendar  month coincident  with or next following the  participant's actual  retirement date,  regardless of  the actual  form of  payment for  such benefits.
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                                      -3-

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 3.2  The retirement benefit determined under this Plan shall be payable as a Straight-Life Annuity or a Surviving
      Spouse  Annuity and shall  commence on the date  the participant's retirement benefits  under the Basic Plan commence, provided, however that the company may accelerate payment of such benefits if the annual amount of the annuity is $5,000 or less. If the single  sum equivalent of the participant's retirement benefit on  the date  of termination from the company is less than $5,000,  or if the single sum equivalent of the surviving spouse's benefit as described in Section IV is less than $5,000, such benefit shall be paid immediately upon termination or death  of the participant  in the form  of a single  sum. The single  sum equivalent will  be calculated using the same actuarial factors and assumptions as used for the Basic Plan.
 3.3  The  annual benefit payable at an Early  Retirement Date as defined in the  Basic Plan will be reduced using the same factors and assumptions as used for the Basic Plan.
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                                   SECTION IV
                             DEATH BENEFITS PAYABLE

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 4.1  If a participant should die before commencing  benefits hereunder, the participant's surviving spouse  shall receive a benefit determined in accordance with Section III, as if the participant had retired and commenced receiving  a benefit on the first of the month coincident  with or next following the date of his death, and had elected a Surviving Spouse Annuity.
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                                   SECTION V
                          DISABILITY BENEFITS PAYABLE

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 5.1  In the event  the Committee  determines that  a participant  has become  and remains  totally disabled,  the participant's  actual retirement  date shall  be the date  upon which  the participant  commences to receive benefits under the Basic Plan.
 5.2  The annual disability benefit will equal the retirement  benefit that would be payable under Section III  of this Plan, determined as of the participant's actual retirement date.
 5.3  The  Committee may require, no more  frequently than once in any  calendar year, that a disabled participant submit medical evidence of disability satisfactory to the Committee. The Committee will have sole discretion to discontinue eligibility  for a  disability benefit  based on  a consideration  of such  evidence or  lack thereof.
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                                   SECTION VI
                                 MISCELLANEOUS

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 6.1  The committee may, in its sole discretion, terminate, suspend or amend this Plan at any time or from time to time,  in whole  or in  part. No termination,  suspension, or  amendment of the  Plan will  affect a retired participant's right or the right of a surviving spouse  to continue to receive a benefit in accordance  with this  Plan as in  effect on the  date such participant  commenced to receive  a benefit under  this Plan. In addition, no termination,  suspension, or amendment  of the  Plan will, without  the affected  participant's consent,  or  the  consent  of such  participant's  surviving  spouse,  reduce the  benefit  hereunder  of a participant who has completed five (5) years of service with the Company. The provisions of this Section 7.1 shall be subordinate to the provisions of Section 2.2 concerning the forfeiture of benefits.
 6.2  Nothing contained herein will confer  upon any participant the  right to be retained  in the service of  the
      Company to discharge or otherwise deal with participants without regard to the existence of this Plan.
 6.3  This  Plan is unfunded,  and the Company  will make Plan  benefit payments solely  on a current disbursement basis.
 6.4  To the maximum extent permitted  by law, no benefit  under this Plan shall be  assignable or subject to  any manner to alienation, sale, transfer, claims of creditors, pledge, attachment or encumbrances of any kind.
 6.5  The Committee may adopt rules and regulations to assist it in the administration of the Plan.
 6.6  Each  participant shall receive a copy of this Plan  and the Committee will make available for inspection by any participant a copy of the rules and regulations used by the Committee in administering the Plan.
 6.7  This Plan is established under and will be construed according to the laws of the State of New York.
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